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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549



                                       FORM 8-K

                                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         AUGUST 21, 1997
                                                 ------------------------------


                              SUN HEALTHCARE GROUP, INC.
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                (Exact name of registrant as specified in its charter)



DELAWARE                               1-12040                        85-041062
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(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


  101 SUN LANE, N.E., ALBUQUERQUE, NEW MEXICO                             87109
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code         (505) 821-3355
                                                  ------------------------------

                                    NOT APPLICABLE
--------------------------------------------------------------------------------
            (Former name or former address, if changed since last report.)

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ITEM 5.   OTHER EVENTS

    On August 21, 1997, Sun Healthcare Group, Inc. ("Sun") entered into an amendment (the "RCA Amendment") to the Agreement and Plan of Merger and Reorganization, dated as of February 17, 1997, as amended by Amendment No. 1 thereto dated as of May 27, 1997 (as amended, the "RCA Merger Agreement"), by and among Sun, Retirement Care Associates, Inc., a Colorado corporation ("RCA") and Peach Acquisition Corporation, a Colorado corporation and a wholly-owned subsidiary of Sun ("RCA Merger Sub"), pursuant to which RCA Merger Agreement RCA Merger Sub will be merged (the "RCA Merger") with and into RCA.

    The RCA Amendment changes the exchange ratio provided for in the RCA Merger Agreement such that RCA shareholders will now receive 0.520 shares instead of 0.68265 shares of Sun common stock for each share of RCA common stock owned by them on the effective date of the RCA Merger. The RCA Amendment also (i) contains certain provisions requiring RCA to revise and restate its fiscal 1997 financial statements for the quarters ended September 30, 1996, December 31, 1996, and March 31, 1997; (ii) waives certain representations and warranties which have become incorrect since the date of the RCA Merger Agreement and quantifies the materiality threshold for RCA's representations and warranties; (iii) contains certain provisions related to the resignation of Coopers & Lybrand L.L.P. as RCA's independent auditors;
(iv) amends the provisions indemnifying RCA's directors and officers; and (v) extends the date after which either party may freely terminate the RCA Merger Agreement from September 30, 1997 to November 30, 1997 (or, under certain circumstances, to December 31, 1997).

    On August 21, 1997, Sun also entered into an amendment (the "Contour Amendment" and, together with the RCA Amendment, the "Amendments") to the Agreement and Plan of Merger and Reorganization, dated as of February 17, 1997 (the "Contour Merger Agreement"), by and among Sun, Contour Medical, Inc., a Nevada corporation ("Contour") and Nectarine Acquisition Corporation, a Nevada corporation and a wholly-owned subsidiary of Sun ("Contour Merger Sub"), pursuant to which Contour Merger Agreement Contour Merger Sub will be merged (the "Contour Merger" and, together with the RCA Merger, the "Mergers") with and into Contour. The Contour Amendment contains certain provisions related to the resignation of Coopers & Lybrand L.L.P. as Contour's independent auditors and extends the date after which either party may freely terminate the Contour Merger Agreement from September 30, 1997 to November
30, 1997 (or, under certain circumstances, to December 31, 1997).

    The Mergers are subject to approval by the shareholders of both companies and will be considered at separate meetings now anticipated to occur in the fourth quarter of 1997. The Mergers remain subject to other customary conditions. The Mergers will be effective promptly following shareholder approval, assuming satisfaction of the other conditions to the Mergers.

    The foregoing description is qualified in its entirety by reference to the full text of the Amendments, which are attached hereto as Exhibits 2.1 and 2.2 and are incorporated herein by reference.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


    (c)  EXHIBITS

         2.1 Amendment No. 2 to the Agreement and Plan of Merger and Reorganization dated as of February 17, 1997 among Sun Healthcare Group, Inc., Retirement Care Associates, Inc. and Peach Acquisition Corporation.

         2.2 Amendment No. 1 to the Agreement and Plan of Merger and Reorganization dated as of February 17, 1997 among Sun Healthcare Group, Inc., Contour Medical, Inc. and Nectarine Acquisition Corporation.

        99.1  Press Release

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                                      SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             SUN HEALTHCARE GROUP, INC.


                             By:  /s/ Robert D. Woltil
                                -------------------------------------------
                             Name:     Robert D. Woltil
                             Title:    Senior Vice President for Financial
                                       Services and Chief Financial Officer


Dated:  August 25, 1997

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                                  INDEX TO EXHIBITS


DOCUMENT NO.  DOCUMENT                           SEQUENTIALLY NUMBERED PAGE

2.1           Amendment No. 2 to the
              Agreement and Plan of Merger
              and Reorganization dated as
              of February 17, 1997 among Sun
              Healthcare Group, Inc.,
              Retirement Care Associates, Inc.
              and Peach Acquisition Corporation.

2.2           Amendment No. 1 to the Agreement and
              Plan of Merger and Reorganization dated
              as of February 17, 1997 among Sun
              Healthcare Group, Inc., Contour Medical,
              Inc. and Nectarine Acquisition Corporation.

99.1          Press Release